SECURITIES AND EXCHANGE COMMISSION
                    Washington,  D.C.  20549

                              _____


                            FORM 8-K


                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15 (d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                       FEBRUARY 26, 2001
        Date of Report (Date of earliest event reported)



          TENDER LOVING CARE HEALTH CARE SERVICES, INC.
     (Exact name of Registrant as Specified in its Charter)



         DELAWARE                     0-25777            11-3476656
(State or other jurisdiction   (Commission File No.)    (IRS Employer
           of incorporation)                              Identification No.)


  1983 MARCUS AVENUE,  LAKE SUCCESS,  NEW YORK            11042
     (Address of Principal Executive Offices)          (Zip Code)


                               (516) 358-1000
           (Registrant's telephone number, including area code)


                                NOT APPLICABLE
  (Former Name or Former Address, if Changed Since Last Report) (Zip Code)




Item 8.   Change in Fiscal Year

          On February 26, 2001, pursuant to authority previously granted by a unanimous vote of the Board of Directors of Tender Loving Care Health Care Services, Inc. ("the Registrant"), the officers determined that the Registrant would change its fiscal year-end to March 31 from February 28/29. The Company will file financial information for the transition period (the one month ending March 31, 2001) in its quarterly report on Form 10-Q for the quarterly period ending June 30, 2001 and in its annual report on Form 10-K for the year ending March 31, 2002. Additionally, the Company intends to file a Form 10-K report for its current fiscal year ended February 28, 2001, within 90 days thereafter.



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TENDER LOVING CARE HEALTH
                              CARE SERVICES, INC.



Dated: March 9, 2001          by: /s/ Willard T. Derr

                              Name:  Willard T. Derr
                              Title: Senior Vice President
                                     and Chief Financial Officer